UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 19, 2006
                                                         ----------------


                                    NIC INC.
                                    --------
             (Exact name of registrant as specified in its charter)


           Colorado                       000-26621               52-2077581
           --------                       ---------               ----------
(State or other jurisdiction of          (Commission          (I.R.S. Employer
 incorporation or organization)          File Number)        Identification No.)


                           10540 South Ridgeview Road
                              Olathe, Kansas 66061
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (877) 234-3468
                                 --------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02       DEPARTURE OF DIRECTORS OR PINCIPAL OFFICERS; ELECTION OF
                DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 19, 2006, the Board of Directors of NIC appointed Harry H. Herington, President of NIC Inc., to serve as a director of the Company. Mr. Herington has not yet been appointed to any committees of the Company's Board of Directors, and, at the time of the filing of this Current Report on Form 8-K, it is not known which committees of the Board, if any, to which Mr. Herington will be appointed.

ITEM 8.01       OTHER EVENTS

On October 23, 2006, NIC Inc. issued a press release announcing Mr. Herington's appointment to the Board of Directors, a copy of which is attached hereto as
Exhibit 99 and is incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99 - Press release issued by NIC Inc. dated October 23, 2006






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NIC Inc.

Date: October 23, 2006                     /s/ Stephen M. Kovzan
                                           ---------------------
                                           Stephen M. Kovzan
                                           Vice President, Financial Operations
                                           Chief Accounting Officer





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